       Semiannual Report

                          NEW
                          INCOME
                          FUND

                         -------------------
                          NOVEMBER 30, 1999
                         -------------------









       T. ROWE PRICE

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

New Income Fund

 . Rising interest rates and falling bond prices caused weak results for bond funds during the six-month period ended November 30.

 . Returns were basically flat for the period, exceeding the Lipper peer group average but not the market index.

 . We continued to emphasize corporate and mortgage-backed securities for their superior yields.

 . High yields and the likelihood that inflation will remain in check provide a constructive fundamental backdrop for the bond market.





UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS

A robust U.S. economy and improving global growth pushed interest rates higher and bond prices lower during the past six months. The Federal Reserve raised key short-term interest rates three times to prevent the buildup of inflationary pressures. Bond funds delivered weak total returns for the 6- and 12-month periods ended November 30, but the New Income Fund performed well compared with its Lipper peer group average.


MARKET ENVIRONMENT

--------------------
INTEREST RATE LEVELS
--------------------------------------------------------------------------------

[GRAPH]

                      30-year Treasury Bond       5-Year Treasury Note       1-Year Treasury Bill
                      ---------------------       --------------------       --------------------
    11/30/98                  5.21                       4.62                       4.59
                              5.12                       4.59                       4.59
                              5.12                       4.56                       4.51
      Feb-99                  5.49                       5.11                       4.82
                              5.63                       5.12                       4.72
                              5.58                       5.15                       4.73
      May-99                  5.8                        5.51                       4.93
                              6.11                       5.88                       5.14
                              6.05                       5.75                       5.07
      Aug-99                  6.08                       5.86                       5.29
                              6.09                       5.81                       5.24
                              6.3                        6.09                       5.51
      Nov-99                  6.22                       6.03                       5.65




    The possibility of synchronized global growth and investor concerns that this might lead to higher inflation contributed to making 1999 the most difficult year for bonds since 1994. Third quarter GDP growth was revised upward to 5.5%, and the unemployment rate remained at a 30-year low of 4.1%. International economies also continued to improve, and this was reflected in stronger U.S. exports and firmer commodity and import prices. While there are some signs of higher costs, the extent to which consumer price inflation has been held in check is remarkable. Improved productivity and efficiency enabled by new technology, and a reduction in pricing power caused by increased global competition, have set the stage for continued low inflation. These trends, combined with the Fed's sound monetary policy, are very positive for bonds in the long term.

    As shown in the chart, yields on one-year Treasury notes rose 72 basis points in the six months ended November 30 and more than a full percentage point over the past year (100 basis points equal one percentage point). Yields on 30-year bonds rose 42 basis points for the six

-------------------
BOND MARKET RETURNS
--------------------------------------------------------------------------------

[GRAPH]

Periods Ending 11/30/99

                           6 Months                      12 Months
                           --------                      ---------
Treasury                     0.4                           -1.63
Mortgage                     1.33                           2.68
AAA                          1.13                          -0.06
BBB                          0.06                          -0.19
BBB/BB                       0.29                           2.44


Source: Salomon Smith Barney

    months and a full percentage point over the year. The fact that short-term rates rose more than long-term rates, especially in the last six months as the Fed was tightening, indicates the market's confidence in the Fed's commitment to fighting inflation.

    Mortgage-backed securities outperformed most other sectors in the 6- and 12-month periods, as shown in the bar chart, helped by the fact that they are less sensitive to interest rates than Treasuries and have topnotch credit quality. The rise in rates caused homeowner refinancing, and therefore mortgage prepayments, to decline. This helped to stabilize cash flows and moderate volatility for mortgage securities. In addition, the mortgage sector was recovering from volatility and a lack of liquidity early in the period that had driven the yield advantage of mortgage securities over Treasuries to an extreme level. From September on, this yield advantage, or risk premium, diminished.

    Corporate bonds were hampered by heavy new issuance during the summer, as companies sought to issue debt ahead of the fourth quarter and its attendant uncertainties about Y2K. This sector was also hurt by major investment banks' desire to keep their bond inventories low ahead of the New Year. AAA bonds performed best among corporates in the past six months--the opposite of what one would normally expect in an environment of rising interest rates. Over the full year, split-rated bonds (those rated BBB by one rating agency but just BB by another) did best, which is to be expected since these marginally investment-grade bonds are more sensitive to corporate profits than to interest rates. Split-rated bonds were also rebounding from depressed levels following the 1998 crisis. Asset-backed bonds were relatively strong, while Yankee bonds also held up reasonably well. (Yankee bonds are issued by foreign borrowers but denominated in U.S. dollars.)

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 11/30/99                              6 Months          12 Months
-------------------------------------------------------------------------------
New Income Fund                                       -0.03%             -0.39%
Lehman Aggregate Bond Index                            0.72              -0.04
Lipper Average of Corporate Bond Funds A-Rated        -0.19              -1.73


PERFORMANCE REVIEW

    Your fund's returns for the 6- and 12-month periods ended November 30, though fractionally negative, exceeded the results of the Lipper peer group average, as shown in the table. Performance lagged the unmanaged Lehman Aggregate Bond Index partly due to the impact of fund expenses, which the index does not incur. Results versus the index were also affected by our longer duration strategy. (Duration is a measure of a bond fund's sensitivity to interest rates; for example, a duration of five years means the fund's share price will rise or fall about 5% for each one-percentage-point fall or rise in interest rates.) We shortened the fund's duration from 5.5 years in early summer to five years at the end of the period, which is short-to-neutral versus our benchmarks. The fund's share price fell $0.26 over the past six months, and $0.69 over the past year, to $8.24 on November 30. This decline offset income of $0.26 and $0.52, respectively, for both periods. The fund's six-month dividend yield rose to 6.22% from 6.09% on May 31.

    The fund's corporate bond holdings are focused on medium-quality securities. While a few of these underperformed, we remain confident in the sector and in our approach. In fact, since the end of the reporting period, the relative performance of medium-quality corporate bonds has improved significantly due to increased market liquidity and reduced Y2K concerns. Our allocations to mortgage-backed securities and to Treasury inflation protected securities (TIPS) aided results, as did the dramatic recovery over the past 12 months in Latin American Yankee bonds.

STRATEGY

    The composition of the fixed income market continues to change. The overall level of Treasury issues outstanding is declining due to the federal budget surplus, and the relative importance of corporates, agencies, and mortgages in the market is growing. These changes have increased the yield advantages of the latter three sectors relative to Treasuries. This should prove beneficial to the fund, which is managed

------------------------
SECURITY DIVERSIFICATION
--------------------------------------------------------------------------------

[CHART]

U.S. Treasuries                                                              12%
Cash and Other                                                                9%
U.S. Agency Obligations                                                       6%
Corporate Bonds and Convertibles                                             35%
Mortgage-Backed Securities                                                   29%
Asset-Backed Securities                                                       9%


Based on net assets as of 11/30/99.

    with a consistent belief that selecting securities based on intensive credit research, especially in corporate bonds and mortgages, will produce superior returns over the long term. We maintain a diversified portfolio to reduce the impact of disappointments from any individual holdings.

    We currently have large weightings in corporates and mortgages. Both sectors should outperform as market liquidity improves into 2000. Our positive outlook for corporates reflects restrained fourth quarter issuance plus light dealer inventories, few signs of a slowing economy, and generally strong equity markets (which allow companies to pay for acquisitions in stock instead of issuing new debt). Investment-grade corporate bonds currently appear undervalued. Though their yields have declined a bit due to improved liquidity, they remain high relative to Treasuries. Mortgage yields also remain attractive in spite of the sector's third quarter rally. The fundamentals in the mortgage market are excellent, with refinancing decreasing, supply falling, and mortgage rates close to their two-year high. We expect banks and agencies (such as Fannie Mae), which have been sidelined recently, to step up their purchases of mortgage-backed securities after the New Year. Mortgages offer an appealing combination of high-quality yield enhancement and good liquidity.

    Yankee bonds also offer some promising total return opportunities, at the cost of higher volatility, however. Within the portfolio, our primary Yankee sector exposure is in Latin America. We also have significant holdings of asset-backed securities and have benefited as these have outperformed Treasuries in recent months. With issuance expected to drop off in December, these types of bonds should continue to do well, though the scope for further outperformance is now more limited.

    As mentioned, we are maintaining a slightly defensive posture on duration, and we have also upgraded the liquidity and quality of portfolio holdings. In addition, the fund maintained a 5% to 10% cash position due to the potential for market illiquidity.

OUTLOOK

WE DO NOT EXPECT INFLATION OR LONG-TERM INTEREST RATES TO RISE SIGNIFICANTLY ...

    Bond investors had to contend in 1999 with rising interest rates due to the strong economy and, at the same time, poor performance from corporate bonds, which usually benefit from robust growth. This latter development is attributable primarily to concerns about potential economic and market disruption caused by the Y2K computer bug. Of late, the market appears to have concluded that this will not have a material impact in the U.S., and certain types of bonds have begun to perform better.

    We do not expect inflation or long-term interest rates to rise significantly from current levels, though another Fed rate hike appears likely in the first quarter of 2000. Economic growth should moderate eventually, to an annual GDP growth rate of 3.5% or slightly lower. U.S. consumer demand will likely slow, since mortgage refinancing (a source of spendable cash) has dried up and because the recent rise in oil prices will act like a tax increase on consumers. Given the Fed's proactive stance and the positive influence of technological advancements, including the Internet, we expect inflation to remain at 3% or lower. In that environment, the higher yields available on corporate and mortgage securities remain very attractive.

    In sum, 2000 should be a more favorable year for bond investors, and the New Income Fund is well positioned to deliver results more in line with its long-term average.

    Thank you for investing with T. Rowe Price.

    Respectfully submitted,

    /s/ William T. Reynolds

    William T. Reynolds
    Director, Fixed Income Division

    December 20, 1999

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------


--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

    KEY STATISTICS
                                                        5/31/99        11/30/99
    ---------------------------------------------------------------------------
    Price Per Share                                    $   8.50       $    8.24

    Dividends Per Share
      For 6 months                                         0.26            0.26
      For 12 months                                        0.54            0.52

    Dividend Yield *
      For 6 months                                         6.09%           6.22%
      For 12 months                                        6.34            6.25

    30-Day Standardized Yield                              6.06            6.58

    Weighted Average Maturity (years)                     10.3             9.9

    Weighted Average Effective Duration (years)            5.3             5.0

    Weighted Average Quality **                            AA              AA

    * Dividends earned and reinvested for the periods indicated are annualized and divided by the fund's net asset value per share at the end of the period.

    ** Based on T. Rowe Price research.

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------


--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

    SECTOR DIVERSIFICATION
                                                    Percent of        Percent of
                                                    Net Assets        Net Assets
                                                       5/31/99          11/30/99
    ----------------------------------------------------------------------------
    Mortgage-Backed Securities                             24%               29%
    Money Markets                                          11                13
    U.S. Treasury Obligations                              10                12
    Asset-Backed Securities                                14                 9
    U.S. Government Agency Obligations                      6                 6
    Banking                                                 5                 5
    Petroleum                                               5                 4
    Telecommunications                                      3                 3
    Electric Utilities                                      3                 3
    Building and Real Estate                                2                 2
    Beverages                                               3                 2
    Foreign                                                 2                 2
    Automobiles and Related                                 1                 2
    Entertainment and Leisure                               1                 2
    Investment Dealers                                      2                 2
    All Other                                               8                 8
    Other Assets Less Liabilities                          --                -4
    ----------------------------------------------------------------------------
    Total                                                 100%              100%

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------


----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

    This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


    NEW INCOME FUND
    ----------------------------------------------------------------------------

                                    [CHART]

    As of 11/30/99

                     Lehman Aggregate
                        Bond Index        New Income Fund    New Income Fund
                        ----------        ---------------    ---------------
         Nov-89           10,000                10,000           10,000
         Nov-90           10,758                10,764           10,764
         Nov-91           12,308                12,180           12,180
         Nov-92           13,399                13,111           13,111
         Nov-93           14,858                14,442           14,442
         Nov-94           14,403                14,069           14,069
         Nov-95           16,945                16,542           16,542
         Nov-96           17,973                17,392           17,392
         Nov-97           19,331                18,598           18,598
         Nov-98           21,158                19,595           19,595
         Nov-99           21,149                19,518           19,518


------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

    This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


    Periods Ended 11/30/99   1 Year      3 Years       5 Years        10 Years
    ----------------------------------------------------------------------------
    New Income Fund          -0.39%       3.92%          6.77%          6.92%


    Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------
Unaudited

--------------------
FINANCIAL HIGHLIGHTS             For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                 6 Months          Year
                                    Ended         Ended
                                 11/30/99       5/31/99      5/31/98      5/31/97      5/31/96       5/31/95
NET ASSET VALUE
Beginning of period              $   8.50      $   9.09     $   8.77     $   8.70     $   8.97      $   8.65

Investment activities
  Net investment income              0.26          0.54         0.57         0.58         0.60          0.58
  Net realized and
  unrealized gain (loss)            (0.26)        (0.45)        0.36         0.07        (0.27)         0.34

  Total from
  investment activities                --          0.09         0.93         0.65         0.33          0.92

Distributions
  Net investment income             (0.26)        (0.54)       (0.57)       (0.58)       (0.60)        (0.58)
  Net realized gain                    --         (0.14)       (0.04)          --           --         (0.02)
  Total distributions               (0.26)        (0.68)       (0.61)       (0.58)       (0.60)        (0.60)
                                 ---------------------------------------------------------------------------
NET ASSET VALUE
End of period                    $   8.24      $   8.50     $   9.09     $   8.77     $   8.70      $   8.97
                                 ---------------------------------------------------------------------------


Ratios/Supplemental Data
Total return*                       (0.03)%        1.02%       10.84%        7.70%        3.70%        11.13%
Ratio of total expenses to
average net assets                   0.71%+        0.72%        0.71%        0.74%        0.75%         0.78%
Ratio of net investment
income to average
net assets                           6.17%+        6.16%        6.31%        6.65%        6.66%         6.95%
Portfolio turnover rate              60.7%+        94.3%       147.3%        87.1%        35.5%         54.1%
                                 ---------------------------------------------------------------------------
Net assets, end of period
(in millions)                    $  1,848      $  1,942     $  2,076     $  1,711     $  1,634      $  1,566
                                 ---------------------------------------------------------------------------

* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

+ Annualized


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------
Unaudited                                                     November 30, 1999



--------------------------
 PORTFOLIO OF INVESTMENTS                                      Par/Shares             Value
-------------------------------------------------------------------------------------------
                                                                         In thousands
CORPORATE BONDS AND NOTES 33.4%

 Airlines 0.8%
 Qantas Airways, (144a), 7.75%, 6/15/09                      $     15,000      $     14,778
                                                                                -----------
                                                                                     14,778
                                                                                -----------
 Automobiles and Related 1.6%
 DaimlerChrysler North America, Sr. Notes,
      6.90%, 9/1/04                                                 7,000             6,984
 Delphi Automotive Systems, 6.50%, 5/1/09                          10,000             9,210
 Hertz, 7.00%, 1/15/28                                             15,000            13,372
                                                                                -----------
                                                                                     29,566
                                                                                -----------
 Banking 4.7%
 Banco Generale, Sr. Sub. Notes, (144a), 7.70%, 8/1/02             10,000            9,727
 Banco Latinoamericano, (144a)
      6.55%, 4/15/03                                                7,900             7,576
      6.69%, 12/23/99                                              10,000             9,998
 Banco Santiago, Sub. Notes, 7.00%, 7/18/07                        12,755            11,384
 Bank United, 8.875%, 5/1/07                                        5,000             4,766
 FCB /NC Capital Trust I, 8.05%, 3/1/28                            12,000            10,613
 Imperial Bank, Sub. Notes, 8.50%, 4/1/09                           9,265             8,712
 Natexis, (144a), 8.44%, 12/29/49                                  13,990            13,116
 Riggs National, 9.65%, 6/15/09                                    10,000            10,298
                                                                                -----------
                                                                                     86,190
                                                                                -----------
 Beverages 1.7%
 Diageo Capital, Sr. Notes, 6.625%, 6/24/04                         3,000             2,906
 Panamerican Beverages, Sr. Notes, 7.25%, 7/1/09                   15,000            12,843
 Pepsi Bottling, Sr. Notes, (144a), 5.625%, 2/17/09                16,500            14,798
                                                                                -----------
                                                                                     30,547
                                                                                -----------
 Broadcasting 1.0%
 Hearst-Argyle Television, 7.50%, 11/15/27                         20,000            18,366
                                                                                -----------
                                                                                     18,366
                                                                                -----------
 Building and Real Estate 1.7%
 BRE Properties, 7.125%, 2/15/13                                   10,000             8,759
 Hospitality Properties Trust, Sr. Notes, 7.00%, 3/1/08            10,000             8,604
 Rouse, 8.00%, 4/30/09                                             15,000            14,083
                                                                                -----------
                                                                                     31,446
                                                                                -----------

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------


                                                             Par/Shares             Value
------------------------------------------------------------------------------------------
                                                                     In thousands

Cable Operators 0.8%
Tele-Communications, 7.875%, 8/1/13                       $      15,000      $     15,507
                                                                             ------------
                                                                                   15,507
                                                                             ------------
Electric Utilities 2.7%
AEP Resources, Sr. Notes, (144a), 6.50%, 12/1/03                 15,000            14,429
Alabama Power, Sr. Notes, 5.35%, 11/15/03                        10,000             9,409
DTE Capital, (144a), 7.11%, 11/15/38                             15,000            14,606
South Carolina Electric & Gas, 1st Mtg. Bonds
     6.125%, 3/1/09                                              12,000            11,158
                                                                             ------------
                                                                                   49,602
                                                                             ------------
Entertainment and Leisure 1.5%
International Speedway, Sr. Notes, (144a)
     7.875%, 10/15/04                                            10,000             9,946
Royal Caribbean Cruises, Sr. Notes, 6.75%, 3/15/08               20,000            18,648
                                                                             ------------
                                                                                   28,594
                                                                             ------------
Finance and Credit 0.3%
Countrywide Home Loans, Sr. Sub Notes
     6.85%, 6/15/04                                               6,000             5,878
                                                                             ------------
                                                                                    5,878
                                                                             ------------
Food Processing 0.4%
Flowers Industries, 7.15%, 4/15/28                               10,000             7,472
                                                                             ------------
                                                                                    7,472
                                                                             ------------
Foreign 1.6%
Bundesrepublic, 6.50%, 7/4/27 (EUR)                              27,000            29,642
                                                                             ------------
                                                                                   29,642
                                                                             ------------
Health Care 0.4%
Beckman Instruments, Sr. Notes, 7.45%, 3/4/08                     8,615             7,767
                                                                             ------------
                                                                                    7,767
                                                                             ------------
Insurance 1.0%
Jefferson Pilot Capital Trust, (144a), 8.14%, 1/15/46            10,000             9,365
Trenwick Capital Trust I, 8.82%, 2/1/37                          10,500             9,110
                                                                             ------------
                                                                                   18,475
                                                                             ------------
Investment Dealers 1.5%
Goldman Sachs Group, 6.625%, 12/1/04                             10,000             9,607
Paine Webber Group, MTN, 6.72%, 4/1/08                           20,000            18,781
                                                                             ------------
                                                                                   28,388
                                                                             ------------
Media and Communications 1.3%
J Seagram & Sons, Sr. Notes, 6.80%, 12/15/08                     24,500            23,198
                                                                             ------------
                                                                                   23,198
                                                                             ------------

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------


                                                         Par/Shares               Value
---------------------------------------------------------------------------------------
                                                                   In thousands
Other Finance 0.8%
FMR, (144a), 7.49%, 6/15/19                           $      15,700      $       15,475
                                                                         --------------
                                                                                 15,475
                                                                         --------------
Paper and Paper Products 0.4%
Celulosa Arauco Y Constitucion, 7.20%, 9/15/09                7,500               6,849
                                                                         --------------
                                                                                  6,849
                                                                         --------------
Petroleum 4.3%
Conoco, Sr. Notes, 5.90%, 4/15/04                             6,990               6,718
PDVSA Finance, 7.50%, 11/15/28                               20,290              14,237
Union Texas Petroleum, 7.00%, 4/15/08                        20,000              19,047
YPF Sociedad Anonima
     7.25%, 3/15/03                                          20,000              19,456
     10.00%, 11/2/28                                         17,925              19,556
                                                                         --------------
                                                                                 79,014
                                                                         --------------
Retail 0.3%
Rite Aid, 7.70%, 2/15/27                                      8,125               4,712
                                                                         --------------
                                                                                  4,712
                                                                         --------------
Savings and Loan 0.5%
Dime Bancorp, Sr. Notes, 6.375%, 1/30/01                     10,000               9,900
                                                                         --------------
                                                                                  9,900
                                                                         --------------
Service 0.3%
Waste Management, STEP, 7.70%, 10/1/02                        5,300               4,999
                                                                         --------------
                                                                                  4,999
                                                                         --------------
Supermarkets 0.4%
Kroger, Sr. Notes, 6.34%, 6/1/01                              8,000               7,910
                                                                         --------------
                                                                                  7,910
                                                                         --------------
Telecommunications 2.9%
Sprint, 6.125%, 11/15/08                                     21,600              19,907
US West Capital Funding, (144a), 6.875%, 8/15/01             15,000              14,982
WorldCom, 6.40%, 8/15/05                                     18,500              17,939
                                                                         --------------
                                                                                 52,828
                                                                         --------------
Transportation, Other 0.5%
Federal Express, ETC, 8.25%, 1/15/19                          9,950               9,816
                                                                         --------------
                                                                                  9,816
                                                                         --------------
Total Corporate Bonds and Notes (Cost $669,086)                                 616,919
                                                                         --------------

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------

                                                             Par/Shares           Value
---------------------------------------------------------------------------------------
                                                                   In thousands
ASSET-BACKED SECURITIES 9.4%

Airlines 0.5%
Atlas Air, 7.63%, 1/2/15                               $     10,000      $        9,233
                                                                         --------------
                                                                                  9,233
                                                                         --------------
Auto-Backed 2.1%
CIT RV Trust
     5.78%, 7/15/08                                          10,000               9,931
     6.35%, 4/15/11                                          13,375              13,307
Onyx Acceptance Grantor Trust
     5.78%, 2/15/03                                           5,000               4,941
     5.83%, 3/15/04                                          10,000               9,771
                                                                         --------------
                                                                                 37,950
                                                                         --------------
Credit Card-Backed 3.1%
Citibank Credit Card Master Trust I, 6.65%, 11/15/06         16,750              16,630
First USA Credit Card Master Trust, 6.059%, 12/19/99          7,048               7,000
MBNA Master Credit Card Trust II
     5.65%, 2/15/06                                          10,000               9,508
     6.20%, 12/15/99 ++                                       5,250               5,207
     6.95%, 1/16/07 ++                                       10,000               9,925
World Financial Network Credit Master Trust
     5.711%, 12/15/99                                         8,500               8,483
                                                                         --------------
                                                                                 56,753
                                                                         --------------
Home Equity Loans-Backed 2.8%
Chase Funding Mortgage Loan, 6.59%, 5/25/28                   5,053               4,718
GE Capital Mortgage Services, REMIC
     6.465%, 6/25/28                                         14,207              13,843
Money Store Home Equity Trust
     6.985%, 10/15/16                                         6,000               5,933
     7.91%, 5/15/24                                          13,159              13,269
Option One Mortgage Loan Trust, 5.92%, 5/25/29               10,000               9,807
UCFC Home Equity Loan Trust, 7.325%, 1/10/27                  5,000               4,957
                                                                                 52,527
Receivables-Backed 0.9%
Case Equipment Loan Trust, 5.77%, 8/15/05                     6,000               5,865
First Sierra Equipment Contract Trust, 5.73%, 9/15/04        10,000               9,934
                                                                         --------------
                                                                                 15,799
                                                                         --------------
Total Asset-Backed Securities (Cost $185,912)                                   172,262
                                                                         --------------

13

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T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------

                                                             Par/Shares             Value
-----------------------------------------------------------------------------------------
                                                                    In thousands
EQUITY AND CONVERTIBLE SECURITIES 0.8%
Banking 0.0%
Silicon Valley Bancshares, Pfd., 8.25%                           30        $        638
                                                                           ------------
                                                                                    638
                                                                           ------------
Building and Real Estate 0.8%
Equity Residential Properties Trust, REIT, Cv. Pfd.,
     7.25%                                                      350               6,654
Reckson Associates Realty, Cv. Pfd., (Series A), 7.625%         429               8,427
                                                                           ------------
                                                                                 15,081
                                                                           ------------
Total Equity and Convertible Securities (Cost $18,134)                           15,719
                                                                           ------------

NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 6.4%
Commercial Mortgage-Backed 2.3%
Heller Financial, 6.847%, 5/15/31                        $   10,000               9,700
LB Commercial Conduit Mortgage Trust, 6.78%, 4/15/09         10,000               9,600
PNC Mortgage Acceptance, 7.33%, 10/10/09                     10,000              10,003
Prudential Securities, 6.074%, 1/15/08                       14,430              13,822
                                                                           ------------
                                                                                 43,125
                                                                           ------------
Whole Loans-Backed 4.1%
BA Mortgage Securities, 7.00%, 7/25/28                       20,600              19,815
CWMBS, 6.75%, 11/25/23                                        6,021               5,682
GE Capital Mortgage Services, REMIC, 6.75%, 8/25/28          13,962              13,276
Norwest Asset Securities, 6.75%, 10/25/28                    11,868              11,035
Residential Accredited Loans
     6.75%, 7/25/28                                           7,500               7,148
     7.25%, 11/25/27                                         10,044               9,777
Residential Funding, 6.50%, 3/25/29                           9,930               8,854
                                                                           ------------
                                                                                 75,587
                                                                           ------------
Total Non-U.S. Government Mortgage-Backed Securities (Cost $115,620)            118,712
                                                                           ------------

U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 22.8%
U.S. Government Agency Obligations 10.6%
Federal Home Loan Mortgage
     5.50%, 10/15/20                                          2,091               2,046
     6.50%, 11/1/04 - 6/1/24                                 39,415              37,794
     7.00%, 8/15/09 - 6/1/25                                 43,836              42,914
     7.50%, 3/1/24                                            4,770               4,954
     8.00%, 6/1/08                                               44                  44

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------

                                                             Par/Shares             Value
------------------------------------------------------------------------------------------
                                                                     In thousands
    Federal Home Loan Mortgage
         10.50%, 2/1/01 - 8/1/20                           $        396      $        428
         11.00%, 1/1/16 - 7/1/20                                    203               225
         11.50%, 6/1/01                                               1                 0
    REMIC, 6.50%, 3/15/23                                        10,810            10,329
    TBA, 7.50%, 1/1/29                                           55,250            55,000
    Federal National Mortgage Assn.
         6.50%, 2/1/26                                           33,712            32,168
         8.75%, 3/1/10                                                5                 5
    TBA, 6.50%, 1/1/29                                           10,000             9,538
                                                                                -----------
                                                                                  195,445
                                                                                -----------

    U.S. Government Guaranteed Obligations 12.2%
    Government National Mortgage Assn.
      I
         6.50%, 4/15/23 - 1/15/28                                32,786            31,383
         7.00%, 4/15/22 - 5/15/29                                91,578            89,704
         7.50%, 8/15/16 - 8/15/28                                22,313            22,306
         8.00%, 7/15/16 - 10/15/27                               34,591            35,357
         8.50%, 9/15/16 - 7/15/23                                 7,414             7,707
         9.00%, 1/15/09 - 11/15/19                                  908               962
         9.50%, 6/15/09 - 3/15/25                                   407               434
         11.00%, 12/15/09 - 1/15/21                               7,614             8,459
         11.50%, 3/15/10 - 10/15/15                               1,162             1,307
      II
         7.00%, 12/20/23 - 5/20/28                               19,828            19,391
         8.50%, 9/20/26                                              40                41
         9.00%, 6/20/16 - 2/20/18                                   684               725
    GPM, I, 10.25%, 4/15/16 - 11/15/20                              982             1,077
    Principal Only, 3/16/28                                       9,302             6,441
                                                                                -----------
                                                                                  225,294
                                                                                -----------
    Total U.S. Government Mortgage-Backed Securities (Cost $426,528)              420,739
                                                                                -----------

    U.S. GOVERNMENT OBLIGATIONS/AGENCIES 18.5%
    U.S. Government Agency Obligations 6.4%
    Federal Home Loan Mortgage, 5.00%, 2/15/01                   10,060             9,926
    Federal National Mortgage Assn.
         5.125%, 2/13/04                                         40,000            37,882
         5.75%, 2/15/08                                          60,000            56,085

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------

                                                         Par/Shares             Value
---------------------------------------------------------------------------------------
                                                                     In thousands
Tennessee Valley Authority, 6.235%, 7/15/45             $    14,934      $     14,933
                                                                         ------------
                                                                              118,826
                                                                         ------------
U.S. Treasury Obligations 12.1%
U.S. Treasury Bonds
     5.25%, 11/15/28                                          4,500             3,800
     5.50%, 8/15/28                                          46,000            40,218
     6.50%, 11/15/26                                         41,300            41,221
U.S. Treasury Inflation-Indexed Notes
     3.375%, 1/15/07                                         36,025            34,285
     3.625%, 7/15/02                                         27,379            27,185
U.S. Treasury Notes
     5.50%, 7/31/01                                          20,000            19,852
     6.875%, 5/15/06                                         16,500            17,024
     7.00%, 7/15/06                                          38,000            39,474
                                                                         ------------
                                                                              223,059
                                                                         ------------
Total U.S. Government Obligations/Agencies (Cost  $360,888)                   341,885
                                                                         ------------

OPTIONS PURCHASED 0.0%
10 Yr. U.S. Treasury, Call, 3/17/00 @ $100                      300                98
                                                                         ------------
Total Options Purchased (Cost $229)                                                98
                                                                         ------------

MONEY MARKET FUNDS 12.5%
Reserve Investment Fund, 5.65% #+                           231,243           231,243
                                                                         ------------
Total Money Market Funds (Cost $231,243)                                      231,243
                                                                         ------------

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------

                                                                          Value
--------------------------------------------------------------------------------
                                                                   In thousands

    Total Investments in Securities
    103.8% of Net Assets (Cost $2,007,640)                        $   1,917,577

    Other Assets Less Liabilities                                       (69,557)
                                                                  -------------

    NET ASSETS                                                    $   1,848,020
                                                                  -------------


    # Seven-day yield                  144a Security was purchased pursuant to
    + Affiliated company                    Rule 144a under the Securities Act
   ++ Private placement                     of 1933 and may not be resold
  ETC Equipment Trust Certificate           subject to that rule except to
  EUR Euro                                  qualified institutional buyers -
  GPM Graduated Payment Mortgage            total of such securities at period-
  MTN Medium Term Note                      end amounts to 9.7% of net assets.
 REIT Real Estate Investment Trust
REMIC Real Estate Mortgage Investment
      Conduit STEP Stepped coupon note
      for which the interest rate will
      adjust on specified future
      date(s).
TBA   To be announced security was
      purchased on a forward
      commitment basis.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------
Unaudited                                                     November 30, 1999

-----------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
In thousands

    Assets
    Investments in securities, at value
      Affiliated companies (cost $231,243)                        $     231,243
      Other companies (cost $1,776,397)                               1,686,334
                                                                  -------------
    Total investments in securities                                   1,917,577
    Securities lending collateral                                       136,117
    Other assets                                                         42,591
                                                                  -------------
    Total assets                                                      2,096,285
                                                                  -------------

    Liabilities
    Obligation to return securities lending collateral                  136,117
    Payable for investment securities purchased                          93,878
    Other liabilities                                                    18,270
                                                                  -------------
    Total liabilities                                                   248,265
                                                                  -------------

    NET ASSETS                                                    $   1,848,020
                                                                  -------------
    Net Assets Consist of:
    Accumulated net investment income - net of distributions      $       2,803
    Accumulated net realized gain/loss - net of distributions           (41,114)
    Net unrealized gain (loss)                                          (90,063)
    Paid-in-capital applicable to 224,270,301 shares of
    $1.00 par value capital stock outstanding;
    300,000,000 shares authorized                                     1,976,394
                                                                  -------------

    NET ASSETS                                                    $   1,848,020
                                                                  -------------

    NET ASSET VALUE PER SHARE                                     $        8.24
                                                                  -------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------
Unaudited

-----------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands
                                                                       6 Months
                                                                          Ended
                                                                       11/30/99
    Investment Income
    Income
      Interest and dividend income                                  $    64,882
                                                                    -----------

    Expenses
      Investment management                                               4,434
      Shareholder servicing                                               2,047
      Custody and accounting                                                126
      Prospectus and shareholder reports                                     95
      Legal and audit                                                        11
      Directors                                                               6
      Registration                                                            3
      Miscellaneous                                                           7
                                                                    -----------
      Total expenses                                                      6,729
      Expenses paid indirectly                                               (5)
                                                                    -----------
      Net expenses                                                        6,724
                                                                    -----------
    Net investment income                                                58,158
                                                                    -----------

    Realized and Unrealized Gain (Loss)
    Net realized gain (loss)
      Securities                                                        (24,176)
      Futures                                                               (34)
      Foreign currency transactions                                        (151)
                                                                    -----------
      Net realized gain (loss)                                          (24,361)
    Change in net unrealized gain or loss on securities                 (33,822)
                                                                    -----------
    Net realized and unrealized gain (loss)                             (58,183)
                                                                    -----------
    INCREASE (DECREASE) IN NET
    ASSETS FROM OPERATIONS                                          $       (25)
                                                                    -----------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------
Unaudited

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands

                                                               6 Months              Year
                                                                  Ended             Ended
                                                               11/30/99           5/31/99
    Increase (Decrease) in Net Assets
     Operations
     Net investment income                                  $    58,158      $    127,277
     Net realized gain (loss)                                   (24,361)          (20,023)
     Change in net unrealized gain or loss                      (33,822)          (85,943)
     Increase (decrease) in net assets from operations              (25)           21,311
    Distributions to shareholders
     Net investment income                                      (58,052)         (127,389)
     Net realized gain                                               --           (33,390)
     Decrease in net assets from distributions                  (58,052)         (160,779)
    Capital share transactions *
     Shares sold                                                101,298           378,655
     Distributions reinvested                                    54,033           118,923
     Shares redeemed                                           (191,007)         (491,927)
     Increase (decrease) in net assets from capital
     share transactions                                         (35,676)            5,651

    Net Assets
    Increase (decrease) during period                           (93,753)         (133,817)
    Beginning of period                                       1,941,773         2,075,590

    End of period                                           $ 1,848,020      $  1,941,773
                                                            -----------------------------

    * Share information
       Shares sold                                               12,169            42,662
       Distributions reinvested                                   6,501            13,507
       Shares redeemed                                          (22,942)          (55,845)
       Increase (decrease) in shares outstanding                 (4,272)              324

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------
Unaudited                                                    November 30, 1999


-----------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price New Income Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on October 12, 1973.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities with original maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields.

Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. In the absence of a last sale price, purchased options are valued at the mean of the latest bid and asked prices.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------


Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Affiliated Companies As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Premiums and Discounts Premiums and discounts on debt securities, other than mortgage-backed securities (MBS), are amortized for both financial reporting and tax purposes. Premiums and discounts on all MBS are recognized upon disposition or principal repayment as gain or loss for financial reporting purposes. For tax purposes, premiums and discounts on MBS acquired on or before June 8, 1997, are recognized upon disposition or principal repayment as ordinary income. For MBS acquired after June 8, 1997, premiums are recognized as gain or loss; discounts are recognized as gain or loss, except to the extent of accrued market discount.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian, which are used to reduce the fund's custody charges.

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------


NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Noninvestment-Grade Debt Securities At November 30, 1999, the fund held investments in noninvestment-grade debt securities, commonly referred to as "high-yield" or "junk" bonds. A real or perceived economic downturn or higher interest rates could adversely affect the liquidity or value, or both, of such securities because such events could lessen the ability of issuers to make principal and interest payments.

Options Call and put options give the holder the right to purchase or sell, respectively, a security at a specified price until a certain date. Risks arise from possible illiquidity of the options market and from movements in security values. Options are reflected in the accompanying Portfolio of Investments at market value.

Securities Lending The fund lends its securities to approved brokers to earn additional income and receives cash and U.S. government securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. At November 30, 1999, the value of loaned securities was $131,745,000; aggregate collateral consisted of $136,117,000 in the securities lending collateral pool.

Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $210,435,000 and $195,641,000, respectively, for the six months ended November 30, 1999. Purchases and sales of U.S. government securities aggregated $315,666,000 and $319,905,000, respectively, for the six months ended November 30, 1999.

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund has capital loss carryforwards for federal income tax purposes of $1,953,000, all of which expires in 2007. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

At November 30, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled
$2,007,640,000. Net unrealized loss aggregated $90,063,000 at period-end, of which $4,012,000 related to appreciated investments and $94,075,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $721,000 was payable at November 30, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.15% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At November 30, 1999, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $1,120,000 for the six months ended November 30, 1999, of which $232,000 was payable at period-end.

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------


Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum Income Fund held approximately 39% of the outstanding shares of the fund at November 30, 1999. For the six months then ended, the fund was allocated $820,000 of Spectrum expenses, $169,000 of which was payable at period-end.

The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended November 30, 1999, totaled $4,941,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------


INVESTMENT SERVICES AND INFORMATION


KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

In Person Available in T. Rowe Price Investor Centers.


ACCOUNT SERVICES

Checking Available on most fixed income funds ($500 minimum).

Automatic Investing From your bank account or paycheck.

Automatic Withdrawal Scheduled, automatic redemptions.

Distribution Options Reinvest all, some, or none of your distributions.

Automated 24-Hour Services Including Tele*Access(R) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


BROKERAGE SERVICES*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**


INVESTMENT INFORMATION

Combined Statement Overview of all your accounts with T. Rowe Price.

Shareholder Reports Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update Quarterly review of all T. Rowe Price fund results.

Insights Educational reports on investment strategies and financial markets.

Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

 * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
** Based on a September 1999 survey for representative-assisted stock trades.
   Services vary by firm, and commissions may vary depending on size of order.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------


STOCK FUNDS

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Total Equity Market Index
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS

Domestic Taxable
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond

International/Global

Emerging Markets Bond
Global Bond International Bond

MONEY MARKET FUNDS

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD VARIABLE ANNUITY

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced
Portfolio Prime Reserve Portfolio



*   Closed to new investors.

+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfoliosO investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

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T. ROWE PRICE RETIREMENT PLANS AND RESOURCES
--------------------------------------------------------------------------------



RETIREMENT PLANS AND RESOURCES

We recognize that saving for retirement is the number one investment goal for most Americans. We can help you meet your retirement needs, whether you are starting an IRA or designing a retirement program for your employees. T. Rowe Price offers an assortment of retirement plans for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We provide recordkeeping, communications, and investment management services, as well as a variety of educational materials, self-help planning guides, and software tools to help you choose and implement a retirement plan appropriate for you. For information or to request literature, call us at 1-800-638-5660.


IRAs AND QUALIFIED PLANS

Traditional IRA                         Money Purchase Pension
Roth IRA                                "Paired" Plans (Money Purchase
Rollover IRA                              Pension and Profit Sharing Plans)
SEP-IRA                                 401(k)
SIMPLE IRA                              403(b)
Profit Sharing                          457 Deferred Compensation


RETIREMENT RESOURCES AT T. ROWE PRICE

Planning and Informational Guides       Investing for Retirement in Your
Minimum Required Distributions Guide      403(b) Account
Retirement Planning Kit                 The T. Rowe Price No-Load Variable
Retirees Financial Guide                  Annuity Information Kit
Tax Considerations for Investors
                                        Insights Reports
Investment Kits
                                        The Challenge of Preparing for
The IRA Investing Kit                     Retirement
Roth IRA Conversion Kit                 Financial Planning After Retirement
Rollover IRA Kit                        The Roth IRA: A Review
The T. Rowe Price SIMPLE IRA Plan Kit
The T. Rowe Price SEP-IRA Plan          Software Packages
The Simplified Keogh Plan(R) From
  T. Rowe Price                         T. Rowe Price Retirement Planning
The T. Rowe Price 401(k) Century          Analyzer(TM) CD-ROM or diskette
  Plan(R) (for small businesses)          $19.95. To order, please call
Money Purchase Pension/Profit Sharing     1-800-541-5760. Also available
  Plan Kit                                on the Internet for $9.95.

                                        T. Rowe Price Variable Annuity
                                          Analyzer(TM) CD-ROM or diskette,
                                          free.  To order, please call
                                          1-800-469-5304.

Many of these resources are also available for viewing or ordering on the Internet at www.troweprice.com.

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T. ROWE PRICE INSIGHTS REPORTS
--------------------------------------------------------------------------------


THE FUNDAMENTALS OF INVESTING

Whether you are unsure how to get started or are saving for a specific goal, such as retirement or college, the T. Rowe Price Insights series can help you make informed investment decisions. These reports, written in plain English about fundamental investment topics, can be useful at every stage of your investment journey. They cover a range of topics, from the basic, such as getting started with mutual funds, to the more advanced, such as managing risk through diversification or buying individual securities through a broker. To request one or more Insights, call us at 1-800-638-5660.

INSIGHTS REPORTS

General Information
The ABCs of Giving
Back to Basics: The ABCs of Investing
The Challenge of Preparing for Retirement
Financial Planning After Retirement
Getting Started: Investing With Mutual Funds
The Roth IRA: A Review Tax Information for Mutual Fund Investors

Investment Strategies
Conservative Stock Investing
Dollar Cost Averaging
Equity Index Investing
Growth Stock Investing
Investing for Higher Yield
Managing Risk Through Diversification
The Power of Compounding Value Investing

Types of Securities
The Basics of International Stock Investing
The Basics of Tax-Free Investing
The Fundamentals of Fixed Income Investing
Global Bond Investing

Investing in Common Stocks
Investing in Emerging Growth Stocks
Investing in Financial Services Stocks
Investing in Health Care Stocks
Investing in High-Yield Municipal Bonds
Investing in Money Market Securities
Investing in Mortgage-Backed Securities
Investing in Natural Resource Stocks
Investing in Science and Technology Stocks
Investing in Small-Company Stocks
Understanding Derivatives
Understanding High-Yield "Junk" Bonds

Brokerage Insights
Combining Individual Securities With Mutual Funds
Getting Started: An Introduction to Individual Securities
What You Should Know About Bonds
What You Should Know About Margin and Short-Selling
What You Should Know About Options What You Should Know About Stocks

T. Rowe Price Insights are also available for reading or downloading on the Internet at www.troweprice.com.


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

For fund and account information or to conduct transactions, 24 hours, 7 days a week By touch-tone telephone Tele*Access 1-800-638-2587 By Account Access on the Internet www.troweprice.com/access

For assistance with your existing fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account or obtain information, call:
1-800-638-5660

Internet address:
www.troweprice.com

Plan Account Lines for retirement plan participants:
The appropriate 800 number appears on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132 or visit our Web site

Baltimore Area
Downtown
101 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
4410 ArrowsWest Drive

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square

[LOGO OF T. ROWE PRICE]

T. Rowe Price Investment Services, Inc., Distributor.          F43-051  11/30/99